UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                         Commission File Number 0-23903


                                EAUTOCLAIMS, INC.
               (Exact name of registrant as specified in charter)


                      -------------------------------------


                     Nevada                         95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

                      -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. - Entry into a Material Definitive Agreement
Item 8.01. - Other Events

eAutoclaims Expands Business Relationship with Safe Auto Insurance

eAutoclaims has entered into a twenty-one month agreement with SafeAuto Insurance Company via its co-marketing agreement with ADP Claims Services Group. The agreement is now being expanded to include Safe Auto's largest state. This recent development is expected to have a material effect on the company's growth revenue.

Safe Auto Insurance Company entered into a Master Service Agreement after a nine month pilot that demonstrated positive results. Safe Auto will make available to consumers the eAutoclaims Guaranteed Repair Network of shops. Appraisal assignments will also be made to Independent Appraisers using the eJusterSuite application.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2006              eAutoclaims, Inc.

                                    By: /s/ Eric Seidel
                                    -------------------------------

                                    Title: CEO and President
                                    -------------------------------